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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

POST EFFECTIVE AMENDMENT NO. 1 ON
FORM S-8

TO
REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933

EXACT Sciences Corporation
(Exact Name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	98-0206122 (I.R.S. Employer Identification No.)

100 Campus Drive
Marlborough, MA 01752
(508) 683-1200
(Address of Principal Executive Offices) (Zip Code)

2000 Stock Option and Incentive Plan
Amended and Restated 2000 Employee Stock Purchase Plan
(Full title of the plan)

Don M. Hardison
Chief Executive Officer and President
EXACT Sciences Corporation
100 Campus Drive
Marlborough, MA 01752
(Name and Address of Agent for Service of Process)

(508) 683-1200
(Telephone Number, Including Area Code, of Agent For Service)

Copy to:

William J. Schnoor, Esq.
Testa, Hurwitz & Thibeault, LLP
125 High Street
Boston, Massachusetts 02110
(617) 248-7000

Explanatory Note:

        The Registrant has determined that an additional exhibit, Exhibit 23.1(b), is required to be filed as part of its Registration Statement on Form S-8 (Registration No. 333-107840) filed on August 11, 2003. Accordingly, the Registrant hereby files this Post-Effective Amendment No. 1 to amend Item 8—Exhibits and the Index to Exhibits and to include an additional Exhibit 23.1(b) to such Registration Statement.

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8. Exhibits.

Exhibit No.	Description of Exhibit
4.1(1)	Sixth Amended and Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.1 to the Company's Registration Statement on Form S-1 (No. 333-48812) and incorporated herein by reference) (Exhibit 3.3)
4.2(1)	Amended and Restated By-Laws of the Registrant (filed as Exhibit 3.2 to the Company's Registration Statement on Form S-1 (No. 333-48812) and incorporated herein by reference) (Exhibit 3.2)
5.1	Opinion of Testa, Hurwitz & Thibeault, LLP *
23.1	Consent of Ernst & Young LLP*
23.1(b)	Information regarding Arthur Andersen LLP (filed herewith)
23.2	Consent of Testa, Hurwitz & Thibeault, LLP *
24.1	Power of Attorney (included as part of the signature pages)*

(1)
Incorporated herein by reference to the exhibits to the Company's Registration Statement on Form S-1, as amended (File No. 333-48812). The number given in parenthesis indicates the corresponding exhibit number in such Form S-1.

*
Previously filed

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Marlborough, in the Commonwealth of Massachusetts, on this 15th day of August, 2003.

EXACT SCIENCES CORPORATION
By:	/s/ JOHN A. McCARTHY, JR. John A. McCarthy, Jr. Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on behalf of the registrant in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

Stanley N. Lapidus	Chairman of the Board and Director	, 2003
* Don M. Hardison	President, Chief Executive Officer and Director (Principal Executive Officer)	August 15, 2003
/s/ JOHN A. McCARTHY, JR. John A. McCarthy, Jr.	Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)	August 15, 2003
* Connie Mack III	Director	August 15, 2003
* Richard W. Barker	Director	August 15, 2003
* Sally W. Crawford	Director	August 15, 2003
* Patrick Zenner	Director	August 15, 2003
* Edwin M. Kania, Jr.	Director	August 15, 2003
* Lance Willsey	Director	August 15, 2003
*/s/ JOHN A. McCARTHY, JR. John A. McCarthy, Jr. as Attorney-in-Fact pursuant to Power of Attorney filed with the Registration Statement on August 11, 2003

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
4.1(1)	Sixth Amended and Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.1 to the Company's Registration Statement on Form S-1 (No. 333-48812) and incorporated herein by reference) (Exhibit 3.3)
4.2(1)	Amended and Restated By-Laws of the Registrant (filed as Exhibit 3.2 to the Company's Registration Statement on Form S-1 (No. 333-48812) and incorporated herein by reference) (Exhibit 3.2)
5.1	Opinion of Testa, Hurwitz & Thibeault, LLP *
23.1	Consent of Ernst & Young LLP*
23.1(b)	Information regarding Arthur Andersen LLP (filed herewith)
23.2	Consent of Testa, Hurwitz & Thibeault, LLP*
24.1	Power of Attorney (included as part of the signature pages)*

(1)
Incorporated herein by reference to the exhibits to the Company's Registration Statement on Form S-1, as amended (File No. 333-48812). The number given in parenthesis indicates the corresponding exhibit number in such Form S-1.

*
Previously filed

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PART II INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
SIGNATURES
INDEX TO EXHIBITS